VIRTUS Duff & Phelps Global Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—99.3%
Communication Services—3.6%
Cellnex Telecom SA (Spain)	51,087	$3,254
Energy—12.7%
Cheniere Energy, Inc. (United States)(1)	28,692	2,489
Enbridge, Inc. (Canada)	57,940	2,320
ONEOK, Inc. (United States)	32,725	1,821
Pembina Pipeline Corp. (Canada)	35,402	1,125
Targa Resources Corp. (United States)	30,220	1,343
TC Energy Corp. (Canada)	43,936	2,175
		11,273

Industrials—29.9%
Aena SME SA (Spain)(1)	22,826	3,743
Aeroports de Paris (France)(1)	14,810	1,929
Atlantia SpA (Italy)(1)	80,688	1,461
Auckland International Airport Ltd. (New Zealand)(1)	210,807	1,071
Canadian Pacific Railway Ltd. (Canada)	20,215	1,555
CSX Corp. (United States)	57,330	1,839
Flughafen Zuerich AG (Switzerland)(1)	12,010	1,986
Norfolk Southern Corp. (United States)	10,631	2,822
Sydney Airport (Australia)(1)	433,692	1,883
Transurban Group (Australia)	458,887	4,897
Union Pacific Corp. (United States)	6,844	1,505
Vinci SA (France)	18,458	1,970
		26,661

Real Estate—10.3%
American Tower Corp. (United States)	19,367	5,232
Crown Castle International Corp. (United States)	20,230	3,947
		9,179

Utilities—42.8%
Ameren Corp. (United States)	16,623	1,331
American Electric Power Co., Inc. (United States)	10,861	919
American Water Works Co., Inc. (United States)	7,604	1,172
Atmos Energy Corp. (United States)	19,195	1,845
CenterPoint Energy, Inc. (United States)	70,230	1,722
CMS Energy Corp. (United States)	26,551	1,569
Dominion Energy, Inc. (United States)	48,414	3,562
Edison International (United States)	24,806	1,434
Enel SpA (Italy)	188,250	1,748
Energias de Portugal SA (Portugal)	274,392	1,455
Essential Utilities, Inc. (United States)	28,036	1,281
Eversource Energy (United States)	21,115	1,694
Iberdrola S.A. (Spain)	141,933	1,730
National Grid plc (United Kingdom)	208,839	2,660
	Shares	Value

Utilities—continued
NextEra Energy, Inc. (United States)	77,009	$5,643
Orsted A/S (Denmark)	14,911	2,092
Public Service Enterprise Group, Inc. (United States)	39,285	2,347
Sempra Energy (United States)	23,114	3,062
Southern Co. (The) (United States)	13,920	842
		38,108

Total Common Stocks (Identified Cost $73,241)		88,475

Total Long-Term Investments—99.3% (Identified Cost $73,241)		88,475

Short-Term Investment—0.2%
Money Market Mutual Fund—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	180,937	181
Total Short-Term Investment (Identified Cost $181)		181

TOTAL INVESTMENTS—99.5% (Identified Cost $73,422)		$88,656
Other assets and liabilities, net—0.5%		421
NET ASSETS—100.0%		$89,077

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	56%
Spain	10
Canada	8
Australia	8
France	4
Italy	4
United Kingdom	3
Other	7
Total	100%
† % of total investments as of June 30, 2021.
See Notes to Schedule of Investments

VIRTUS Duff & Phelps Global Infrastructure Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
June 30, 2021
($ reported in thousands)
The following table summarizes the market value of the Fund’s investments as of June 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at June 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$88,475	$88,475
Money Market Mutual Fund	181	181
Total Investments	$88,656	$88,656
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at June 30, 2021.
There were no transfers into or out of Level 3 related to securities held at June 30, 2021.
See Notes to Schedule of Investments

VIRTUS DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
June 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”) and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options and futures, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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